UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 8, 2010

Cloud Peak Energy Resources LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-4073917
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, WY	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On September 8, 2010, Cloud Peak Energy Inc., the sole managing member of Cloud Peak Energy Resources LLC, posted investor slides, dated September 2010, on the Investor Relations section of www.cloudpeakenergy.com .  These slides are furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.  The Cloud Peak Energy website is not intended to function as a hyperlink, and the information contained on such website is not a part of this Form 8-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

99.1     Furnished September 2010 Investor Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY RESOURCES LLC

	By:	/s/ Amy J. Stefonick
		Name:	Amy J. Stefonick
		Title:	Corporate Secretary

Date: September 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished September 2010 Investor Slides

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